UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600
Indiana	47-4850538
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
160 West Carmel Drive, Suite 263
Carmel, Indiana 46032
(Address of principal executive offices, including zip code)

(317) 848-8710
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HGGGQ	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ◻
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ◻

Item 8.01	Other Events.

On July 30, 2020, hhgregg, Inc. (the "Company") filed the Monthly Operating Reports for the period from June 1 to June 30, 2020 with the United States Bankruptcy Court for the Southern District of Indiana (the “Bankruptcy Court”). A copy of the Monthly Operating Reports are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report and are incorporated by reference into this item 8.01.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee.  The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee.  The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

This report and Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information.  As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature.  The words “believe”, “expect”, “plan”, “intend”, “estimate”, or “anticipate” and similar expressions, as well as future or conditional verbs such as “will”, “should”, “would”, and “could”, often identify forward-looking statements.  The Company believes that there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control.  Such factors include, without limitation, developments in the bankruptcy proceedings, the results of liquidation sales and other matters.

Item 9.01

Exhibit No.	Description
99.1	Monthly Operating Report for the Period from June 1 to June 30, 2020 – Gregg Appliances, Inc.
99.2	Monthly Operating Report for the Period from June 1 to June 30, 2020 – hhgregg, Inc.
99.3	Monthly Operating Report for the Period from June 1 to June 30, 2020 – HHG Distributing LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: July 31, 2020	By:	/s/ Kevin J. Kovacs
Kevin J. Kovacs
President, Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Monthly Operating Report for the Period from June 1 to June 30, 2020 – Gregg Appliances, Inc.
99.2	Monthly Operating Report for the Period from June 1 to June 30, 2020 – hhgregg, Inc.
99.3	Monthly Operating Report for the Period from June 1 to June 30, 2020 – HHG Distributing LLC